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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                      Date of Report: December 24, 1998
            (Date of earliest event reported: December 24, 1998)

                      Commission File Number:  0-22419

                                CARDIMA, INC.
           (Exact name of Registrant as specified in its charter)



               Delaware                              94-3177883
               --------                              ----------
(State of incorporation or organization)       (IRS Employer I.D. No.)


                47266 Benicia Street, Fremont, CA 94538-7330
                --------------------------------------------
                  (Address of principal executive offices)

                                (510)354-0300
                                -------------
            (Registrant's telephone number, including area code)
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Item 5. Other Events
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     On December 24, 1998, Cardima, Inc. mailed to its stockholders the communication attached hereto as Exhibit A and incorporated herein by reference.
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CARDIMA, INC.


                                     By:  /s/ Phillip Radlick, Ph.D.
                                        --------------------------------
                                          Phillip Radlick, Ph.D.
                                          President and Chief Executive Officer

Date: December 24, 1998